Exhibit 99.2
INVESTOR SUPPLEMENT — SECOND QUARTER 2010
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue	$1,786,696	$1,390,331	$3,369,966	$2,769,417
Cost of goods and services	1,097,998	897,021	2,069,111	1,793,963

Gross profit	688,698	493,310	1,300,855	975,454
Selling and administrative expenses	423,809	364,962	832,978	732,352

Operating earnings	264,889	128,348	467,877	243,102
Interest expense, net	26,942	24,840	54,111	47,238
Other expense/(income), net	(4,708)	1,513	(5,949)	(223)

Total interest/other expense, net	22,234	26,353	48,162	47,015

Earnings before provision for income taxes and discontinued operations	242,655	101,995	419,715	196,087
Provision for income taxes	70,762	1,121	126,337	34,118

Earnings from continuing operations	171,893	100,874	293,378	161,969
Loss from discontinued operations, net	(2,023)	(3,794)	(15,381)	(11,463)

Net earnings	$169,870	$97,080	$277,997	$150,506

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.92	$0.54	$1.57	$0.87
Loss from discontinued operations, net	(0.01)	(0.02)	(0.08)	(0.06)
Net earnings	0.91	0.52	1.49	0.81

Weighted average shares outstanding	186,823	186,070	186,998	186,041

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.91	$0.54	$1.55	$0.87
Loss from discontinued operations, net	(0.01)	(0.02)	(0.08)	(0.06)
Net earnings	0.90	0.52	1.47	0.81

Weighted average shares outstanding	188,720	186,292	188,948	186,198

Dividends paid per common share	$0.26	$0.25	$0.52	$0.50

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Weighted average shares outstanding — Basic	186,823	186,070	186,998	186,041
Dilutive effect of assumed exercise of employee stock options, SAR’s and performance shares	1,897	222	1,950	157

Weighted average shares outstanding — Diluted	188,720	186,292	188,948	186,198

Anti-dilutive options/SAR’s excluded from diluted EPS computation	3,790	13,365	1,501	13,538

DOVER CORPORATION — INVESTOR SUPPLEMENT
SECOND QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009						2010
			Q2							Q2
	Q1	Q2	YTD	Q3	Q3 YTD	Q4	FY 2009	Q1	Q2	YTD

REVENUE
Industrial Products
Material Handling	$186,651	$153,574	$340,225	$154,238	$494,463	$165,890	$660,353	$189,052	$214,295	$403,347
Mobile Equipment	248,292	229,522	477,814	242,011	719,825	242,352	962,177	240,139	248,523	488,662
Eliminations	(152)	(147)	(299)	(209)	(508)	(230)	(738)	(393)	(432)	(825)

	434,791	382,949	817,740	396,040	1,213,780	408,012	1,621,792	428,798	462,386	891,184

Engineered Systems
Product Identification	177,358	193,018	370,376	211,952	582,328	219,948	802,276	212,500	219,551	432,051
Engineered Products	223,426	274,398	497,824	308,741	806,565	253,095	1,059,660	271,773	357,570	629,343

	400,784	467,416	868,200	520,693	1,388,893	473,043	1,861,936	484,273	577,121	1,061,394

Fluid Management
Energy	176,334	138,415	314,749	144,664	459,413	164,798	624,211	205,327	216,020	421,347
Fluid Solutions	154,488	156,897	311,385	164,604	475,989	170,860	646,849	175,505	187,759	363,264
Eliminations	(50)	(43)	(93)	(21)	(114)	(36)	(150)	(32)	(105)	(137)

	330,772	295,269	626,041	309,247	935,288	335,622	1,270,910	380,800	403,674	784,474

Electronic Technologies	214,035	245,953	459,988	275,266	735,254	291,700	1,026,954	290,989	345,607	636,596

Intra-segment eliminations	(1,297)	(1,255)	(2,552)	(1,635)	(4,187)	(1,716)	(5,903)	(1,590)	(2,092)	(3,682)

Total consolidated revenue	$1,379,085	$1,390,332	$2,769,417	$1,499,611	$4,269,028	$1,506,661	$5,775,689	$1,583,270	$1,786,696	$3,369,966

NET EARNINGS
Segment Earnings:
Industrial Products	$34,544	$25,421	$59,965	$38,119	$98,084	$41,673	$139,757	$51,039	$61,635	$112,674
Engineered Systems	43,305	57,463	100,768	78,194	178,962	48,306	227,268	54,843	84,655	139,498
Fluid Management	75,442	55,572	131,014	60,677	191,691	67,578	259,269	86,767	96,168	182,935
Electronic Technologies	(12,110)	17,993	5,883	38,160	44,043	39,651	83,694	44,905	59,582	104,487

Total Segments	141,181	156,449	297,630	215,150	512,780	197,208	709,988	237,554	302,040	539,594
Corporate expense / other	(24,692)	(29,613)	(54,305)	(34,106)	(88,411)	(29,584)	(117,995)	(33,325)	(32,443)	(65,768)
Net interest expense	(22,398)	(24,840)	(47,238)	(26,299)	(73,537)	(26,838)	(100,375)	(27,169)	(26,942)	(54,111)

Earnings from continuing operations before provision for income taxes	94,091	101,996	196,087	154,745	350,832	140,786	491,618	177,060	242,655	419,715
Provision for income taxes	32,997	1,120	34,117	47,261	81,378	38,346	119,724	55,575	70,762	126,337

Earnings from continuing operations	61,094	100,876	161,971	107,484	269,455	102,440	371,894	121,485	171,893	293,378
Earnings (loss) from discontinued operations, net	(7,669)	(3,793)	(11,462)	(600)	(12,062)	(3,394)	(15,456)	(13,358)	(2,023)	(15,381)

Net earnings	$53,425	$97,083	$150,508	$106,884	$257,392	$99,046	$356,438	$108,127	$169,870	$277,997

SEGMENT OPERATING MARGIN
Industrial Products	7.9%	6.6%	7.3%	9.6%	8.1%	10.2%	8.6%	11.9%	13.3%	12.6%
Engineered Systems	10.8%	12.3%	11.6%	15.0%	12.9%	10.2%	12.2%	11.3%	14.7%	13.1%
Fluid Management	22.8%	18.8%	20.9%	19.6%	20.5%	20.1%	20.4%	22.8%	23.8%	23.3%
Electronic Technologies	-5.7%	7.3%	1.3%	13.9%	6.0%	13.6%	8.1%	15.4%	17.2%	16.4%

Total Segment	10.2%	11.3%	10.7%	14.3%	12.0%	13.1%	12.3%	15.0%	16.9%	16.0%

DOVER CORPORATION — INVESTOR SUPPLEMENT
SECOND QUARTER 2010
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2009					2010
			Q2		Q3					Q2
	Q1	Q2	YTD	Q3	YTD	Q4	FY 2009	Q1	Q2	YTD

BOOKINGS
Industrial Products
Material Handling	$118,343	$126,225	$244,568	$162,759	$407,327	$180,349	$587,676	$204,098	$223,787	$427,885
Mobile Equipment	210,558	245,937	456,495	191,539	648,034	253,130	901,164	231,128	288,887	520,015
Eliminations	(22)	(203)	(225)	(337)	(562)	(424)	(986)	(407)	(303)	(710)

	328,879	371,959	700,838	353,961	1,054,799	433,055	1,487,854	434,819	512,371	947,190

Engineered Systems
Product Identification	175,680	205,736	381,416	212,642	594,058	223,301	817,359	220,410	223,203	443,613
Engineered Products	236,353	259,869	496,222	258,634	754,856	263,211	1,018,067	368,134	379,048	747,182

	412,033	465,605	877,638	471,276	1,348,914	486,512	1,835,426	588,544	602,251	1,190,795

Fluid Management
Energy	142,721	132,855	275,576	157,763	433,339	176,706	610,045	208,669	226,301	434,970
Fluid Solutions	150,376	159,482	309,858	165,601	475,459	169,639	645,098	179,037	192,035	371,072
Eliminations	(43)	(39)	(82)	(41)	(123)	(17)	(140)	(85)	(51)	(136)

	293,054	292,298	585,352	323,323	908,675	346,328	1,255,003	387,621	418,285	805,906

Electronic Technologies	223,707	243,274	466,981	283,035	750,016	305,266	1,055,282	358,477	394,441	752,918

Intra-segment eliminations	(1,291)	(1,435)	(6,482)	(1,790)	1,528,911	(1,600)	(6,116)	(1,615)	(2,244)	(3,859)

Total consolidated bookings	$1,256,382	$1,371,701	$3,980,735	$1,429,805	$5,591,315	$1,569,561	$5,627,449	$1,767,846	$1,925,104	$3,692,950

BACKLOG
Industrial Products
Material Handling	$120,066	$93,247		$102,146		$116,658		$131,521	$140,452
Mobile Equipment	349,358	368,315		318,496		329,774		319,801	359,727
Eliminations	(48)	(143)		(170)		(371)		(386)	(257)

	469,376	461,419		420,472		446,061		450,936	499,922

Engineered Systems
Product Identification	57,801	66,288		72,523		74,700		78,976	80,550
Engineered Products	196,394	245,165		199,888		218,520		314,465	334,971

	254,195	311,453		272,411		293,220		393,441	415,521

Fluid Management
Energy	58,771	54,734		66,043		77,173		76,844	84,800
Fluid Solutions	60,781	63,788		65,081		60,540		63,535	65,639
Eliminations	(5)	(1)		(21)		(2)		(55)	(1)

	119,547	118,521		131,103		137,711		140,324	150,438

Electronic Technologies	186,850	185,512		194,414		206,893		271,340	318,450

Intra-segment eliminations	(42)	(242)		(426)		(337)		(362)	(570)

Total consolidated backlog	$1,029,926	$1,076,663		$1,017,974		$1,083,548		$1,255,679	$1,383,761

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$8,388	$7,708	$16,096	$7,770	$23,866	$8,182	$32,048	$7,575	$7,620	$15,195
Engineered Systems	6,071	6,436	12,507	6,580	19,087	7,579	26,666	7,915	7,057	14,972
Fluid Management	4,828	4,592	9,420	4,432	13,852	4,537	18,389	5,429	5,591	11,020
Electronic Technologies	8,286	8,217	16,503	8,268	24,771	8,432	33,203	8,370	8,540	16,910

	$27,573	$26,953	$54,526	$27,050	$81,576	$28,730	$110,306	$29,289	$28,808	$58,097

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION — INVESTOR
SUPPLEMENT SECOND QUARTER 2010
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	YTD

Basic earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$2.00	$0.65	$0.92	$1.57
Discontinued operations	(0.04)	(0.02)	(0.00)	(0.02)	(0.08)	(0.07)	(0.01)	(0.08)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58	0.91	1.49

Diluted earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$1.99	$0.65	$0.91	$1.55
Discontinued operations	(0.04)	(0.02)	(0.00)	(0.02)	(0.08)	(0.07)	(0.01)	(0.08)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58	0.90	1.47

DOVER CORPORATION — INVESTOR
SUPPLEMENT SECOND QUARTER 2010
DOVER CORPORATION
QUARTERLY FREE CASH FLOW INFORMATION
(unaudited)(in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2

Cash From Operations	$114,866	$192,436	$246,811	$247,947	$802,060	$87,066	$231,199

CAPEX	(31,475)	(26,976)	(24,799)	(36,759)	(120,009)	(39,336)	(46,945)

Free Cash Flow	$83,391	$165,460	$222,012	$211,188	$682,051	$47,730	$184,254

Free Cash Flow to Earnings From Continuing Operations	136.5%	164.0%	206.6%	206.2%	183.4%	39.3%	107.2%